BWX Technologies Reports Fourth Quarter and Full Year 2024 Results, Initiates 2025 Guidance
•4Q24 diluted GAAP EPS of $0.77, diluted non-GAAP(1) EPS of $0.92, on revenue of $746.3 million
•4Q24 net income of $71.1 million, adjusted EBITDA(1) of $130.3 million
•2024 diluted GAAP EPS of $3.07, diluted non-GAAP(1) EPS of $3.33, on revenue of $2.7 billion
•2024 net income of $282.3 million, adjusted EBITDA(1) of $498.7 million
•2024 operating cash flow of $408.4 million, free cash flow(1) of $254.8 million
•Closed acquisition of A.O.T on January 3, 2025; Announced agreement to acquire Kinectrics, Inc. on January 7, 2025
•Initiates 2025 guidance for non-GAAP EPS of $3.40-$3.55, adjusted EBITDA(1) of $550 million-$570 million
Lynchburg, VA - Feb. 24, 2025 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported fourth quarter and full year 2024 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.

“We closed out the year with better-than-expected fourth quarter financial results and are poised for another strong year in 2025,” said Rex D. Geveden, president and chief executive officer. “Throughout 2024 we captured significant new awards, including a record level of bookings in Commercial Operations driven by critical equipment for North America’s first small modular reactor project and power plant refurbishments, as well as robust bookings in Government Operations for naval propulsion components, special materials and multiple long-term technical services contracts.”

“Demand in our national security, clean energy, and medical end-markets continues to build, and we are investing both organically and inorganically to enhance our portfolio of high-quality nuclear solutions,” continued Geveden. “I am grateful for our entire workforce and their steadfast commitment to our critical missions.”

“BWXT is benefitting from our strategic growth efforts and our focus on driving performance and shareholder value. We are driving operational excellence throughout the organization – from the shop floor and supply chain optimization to working capital management to tax planning to digital transformation, and those efforts contributed to the strong financial performance we delivered in 2024,” said Geveden. “That momentum continues into 2025, and we are therefore initiating strong 2025 guidance calling for $3.40-$3.55 of non-GAAP EPS, $550-$570 million of adjusted EBITDA and $265-$285 million of free cash flow.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended December 31,				Year Ended December 31,
	2024	2023	$ Change	% Change	2024	2023	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenue
Government Operations	$595.0	$601.6	$(6.6)	(1)%	$2,183.0	$2,031.3	$151.7	7%
Commercial Operations	$152.3	$124.1	$28.2	23%	$524.0	$466.3	$57.6	12%
Consolidated	$746.3	$725.5	$20.8	3%	$2,703.7	$2,496.3	$207.3	8%
Operating Income
Government Operations	$98.1	$116.3	$(18.2)	(16)%	$377.9	$374.7	$3.2	1%
Commercial Operations	$14.9	$15.9	$(1.1)	(7)%	$46.8	$37.5	$9.3	25%
Unallocated Corporate (Expense)	$(20.7)	$(9.0)	$(11.7)	NM	$(44.1)	$(29.2)	$(14.9)	NM
Consolidated	$92.3	$123.2	$(30.9)	(25)%	$380.6	$383.1	$(2.5)	(1)%
Non-GAAP Operating Income
Government Operations	$100.6	$117.2	$(16.6)	(14)%	$380.9	$376.1	$4.8	1%
Commercial Operations	$19.1	$16.9	$2.3	14%	$55.9	$42.2	$13.7	32%
Unallocated Corporate (Expense)	$(11.9)	$(6.8)	$(5.1)	NM	$(24.0)	$(25.0)	$1.0	NM
Consolidated	$107.9	$127.3	$(19.4)	(15)%	$412.8	$393.3	$19.5	5%
EPS (Diluted)
GAAP	$0.77	$0.72	$0.05	7%	$3.07	$2.68	$0.39	15%
Non-GAAP(1)	$0.92	$1.01	$(0.09)	(9)%	$3.33	$3.02	$0.31	10%
Net Income
GAAP	$71.1	$66.3	$4.8	7%	$282.3	$246.3	$36.0	15%
Non-GAAP(1)	$84.8	$93.3	$(8.5)	(9)%	$306.6	$278.4	$28.3	10%
Adjusted EBITDA(1)
Government Operations	$116.7	$131.3	$(14.6)	(11)%	$441.9	$429.4	$12.4	3%
Commercial Operations	$23.7	$21.3	$2.4	11%	$73.6	$60.0	$13.6	23%
Corporate	$(10.1)	$(5.0)	$(5.1)	NM	$(16.9)	$(17.5)	$0.7	NM
Consolidated	$130.3	$147.6	$(17.3)	(12)%	$498.7	$471.9	$26.8	6%
Cash Flows
Operating Cash Flow(2)	$276.9	$221.8	$55.1	25%	$408.4	$363.7	$44.7	12%
Capital Expenditures(2)	$52.5	$50.8	$1.7	3%	$153.6	$151.3	$2.4	2%
Free Cash Flow(1)	$224.4	$171.0	$53.4	31%	$254.8	$212.4	$42.4	20%
Share Repurchases(2)	$—	$—	$—	NM	$20.0	$—	$20.0	NM
Dividends Paid(2)	$22.0	$21.1	$0.9	4%	$88.3	$85.0	$3.4	4%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Share Repurchases = Repurchases of Common Stock; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Fourth quarter consolidated revenue increased as slightly lower Government Operations revenue was offset by higher Commercial Operations revenue. Government Operations revenue decreased slightly as higher naval nuclear component production and microreactors were offset by lower long-lead material procurement and favorable contract adjustments in the fourth quarter of 2023, that did not occur this year. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components, fuel and fuel handling, as well as higher medical sales, which was partially offset by lower field services revenue.

Full year consolidated revenue increased, driven by growth in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, microreactors volume and higher special materials revenue. The Commercial Operations increase was driven by higher revenue
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

associated with nuclear components, fuel and fuel handling, and medical sales, partially offset by lower field services activity.

Operating Income and Adjusted EBITDA(1)
Fourth quarter GAAP operating income decreased due to lower operating income in both segments and higher corporate expense, as well as increased costs associated with restructuring and transformation, acquisitions, and losses on asset disposals. Fourth quarter non-GAAP(1) operating income decreased as lower Government Operations operating income and higher corporate expense were partially offset by higher Commercial Operations operating income. The Government Operations decline was mainly due to a favorable contract adjustment in the fourth quarter of 2023, that did not occur this year, as well as business mix, which was partially offset by higher volumes of naval nuclear components, and the higher microreactors volumes noted above. The Commercial Operations increase was due to higher revenue as noted above, partially offset by mix within commercial power. Corporate expense increased, mainly due to timing of certain corporate costs, and higher stock compensation expense.

Full year GAAP and non-GAAP(1) operating income increased in both segments. The Government Operations increase was due to the higher revenue noted above as well as higher technical services income. The Commercial Operations increase was due to the revenue increases noted above, as well as better profitability in medical, and mix within commercial power. Corporate expense was flat compared to 2023.

Fourth quarter and full year total adjusted EBITDA(1) changes are in-line with the reasons noted above.
EPS
Fourth quarter 2024 GAAP EPS increased as lower operating income was offset by lower interest expense, slightly higher pension income, a lower effective tax rate, and a lower mark-to-market loss on the pension compared to fourth quarter 2023. Fourth quarter 2024 non-GAAP(1) EPS decreased as lower operating income, was partially offset by lower interest expense, slightly higher pension income, and a lower effective tax rate, excluding mark-to-market pension losses, restructuring costs, and other one-time items.

Full year 2024 GAAP EPS increased due to higher operating and pension income, lower interest expense and effective tax rate, and a lower mark-to-market loss on the pension compared to 2023. Full year 2024 non-GAAP EPS(1) increased driven by the items noted above, excluding market-to-market pension losses, restructuring and acquisition-related costs, and other one-time items.
Cash Flows
Fourth quarter and full year 2024 operating cash flow increased due to higher net income and improved working capital management. Capital expenditures increased modestly, mainly due to growth investment in the expansion of our Cambridge, Ontario commercial nuclear power equipment manufacturing plant.
Dividend
BWXT paid $22.0 million, or $0.24 per common share, to shareholders in the fourth quarter 2024 and paid $88.3 million to shareholders for the full year 2024. On February 20, 2025, the BWXT Board of Directors declared a quarterly cash dividend of $0.25 per common share payable on March 28, 2025, to shareholders of record on March 11, 2025.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

2025 Guidance
BWXT announced its expectations for fiscal year 2025 financial results, providing the following guidance:

(In millions, except per share amounts)	Year Ended	Year Ending
	December 31, 2024	December 31, 2025
	Results	Guidance(2)
Revenue	$2,704	~$3,000
Adjusted EBITDA(1)	$499	$550 - $570
Non-GAAP(1) Earnings Per Share	$3.33	$3.40 - $3.55
Free Cash Flow(1)	$255	$265 - $285
(2) BWXT has not included a reconciliation of provided non-GAAP guidance to comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.

Additional information can be found in the 2024 fourth quarter earnings call presentation on the BWXT investor relations website at investors.bwxt.com. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.

Conference Call to Discuss Fourth Quarter 2024 Results
Date: Monday, February 24, 2025, at 5:00 p.m. EST
Live Webcast: BWXT Investor Relations website at investors.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/4Q2024-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, Non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, and acquisition-related costs.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.

Adjusted pre-tax income is non-GAAP income before provision for income taxes.

Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.

Free Cash Flow conversion is free cash flow divided by net income.

Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:

Restructuring and Transformation Costs: Restructuring and transformation related costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.

Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2025 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Virginia, BWXT is a Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration,
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

nuclear medicine and space exploration. With more than 8,700 employees, BWXT has 15 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1

BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$92.3	$—	$7.8	$4.2	$3.6	$107.9
Interest Income (Expense), net	(8.8)	—	—	—	—	(8.8)
Other - net	(5.4)	10.9	—	$—	$—	$5.5
Income before Provision for Income Taxes	78.1	10.9	7.8	$4.2	$3.6	104.6
Provision for Income Taxes	(7.0)	(2.4)	(8.5)	(0.9)	(0.9)	(19.8)
Net Income	71.1	8.4	(0.7)	$3.3	$2.7	84.8
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	—	(0.1)
Net Income Attributable to BWXT	$71.0	$8.4	$(0.7)	$3.3	$2.7	$84.7

Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$0.77	$0.09	$(0.01)	$0.04	$0.03	$0.92
Effective Tax Rate	9.0%					18.9%

Government Operations Operating Income	$98.1	$—	$0.7	$0.2	$1.7	$100.6
Commercial Operations Operating Income	$14.9	$—	$2.7	$1.6	$—	$19.1
Unallocated Corporate Operating Income	$(20.7)	$—	$4.5	$2.4	$1.9	$(11.9)

Three Months Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$123.2	$—	$4.0	$—	$—	$127.3
Interest Income (Expense), net	(11.1)	—	—	—	—	$(11.1)
Other - net	(26.5)	30.8	$—	$—	$—	$4.3
Income before Provision for Income Taxes	85.6	30.8	4.0	—	—	120.5
Provision for Income Taxes	(19.3)	(7.1)	(0.7)	(0.0)	—	(27.2)
Net Income	66.3	23.7	3.3	—	—	93.3
Net Income Attributable to Noncontrolling Interest	(0.4)	—
Net Income Attributable to BWXT	$65.9	$23.7	$3.3	$—	$—	$92.9

Diluted Shares Outstanding	92.0					92.0
Diluted Earnings per Common Share	$0.72	$0.26	$0.04	$0.00	$—	$1.01
Effective Tax Rate	22.6%					22.5%

Government Operations Operating Income	$116.3	$—	$1.0	$—	$—	$117.2
Commercial Operations Operating Income	$15.9	$—	$0.9	$—	$—	$16.9
Unallocated Corporate Operating Income	$(9.0)	$—	$2.2	$0.0	$—	$(6.8)

EXHIBIT 1 (continued)

BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Year Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$380.6	$—	$21.2	$7.4	$3.6	$412.8
Interest Income (Expense), net	(36.9)	—	—	—	—	$(36.9)
Other - net	5.0	10.9	—	$—	$—	15.9
Income before Provision for Income Taxes	348.7	10.9	21.2	7.4	3.6	391.8
Provision for Income Taxes	(66.4)	(2.4)	(13.8)	(1.7)	(0.9)	(85.1)
Net Income	282.3	8.4	7.4	5.8	2.7	306.6
Net Income Attributable to Noncontrolling Interest	(0.4)	—	—	—	—	(0.4)
Net Income Attributable to BWXT	$281.9	$8.4	$7.4	$5.8	$2.7	$306.3

Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$3.07	$0.09	$0.08	$0.06	$0.03	$3.33
Effective Tax Rate	19.0%					21.7%

Government Operations Operating Income	$377.9	$—	$1.1	$0.2	$1.7	$380.9
Commercial Operations Operating Income	$46.8	$—	$6.7	$2.4	$—	$55.9
Unallocated Corporate Operating Income	$(44.1)	$—	$13.4	$4.8	$1.9	$(24.0)

Year Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$383.1	$—	$9.6	$0.7	$—	$393.3
Interest Income (Expense), net	(44.6)	—	—	—	—	$(44.6)
Other - net	(17.0)	30.8	—	$—	—	13.8
Income before Provision for Income Taxes	321.4	30.8	9.6	0.7	—	362.4
Provision for Income Taxes	(75.1)	(7.1)	(1.7)	(0.2)	—	(84.1)
Net Income	246.3	23.7	7.8	0.5	—	278.4
Net Income Attributable to Noncontrolling Interest	(0.5)	—	—	—	—	(0.5)
Net Income Attributable to BWXT	$245.8	$23.7	$7.8	$0.5	$—	$277.9

Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$2.68	$0.26	$0.09	$0.01	$—	$3.02
Effective Tax Rate	23.4%					23.2%

Government Operations Operating Income	$374.7	$—	$1.1	$0.3	$—	$376.1
Commercial Operations Operating Income	$37.5	$—	$4.6	$0.1	$—	$42.2
Unallocated Corporate Operating Income	$(29.2)	$—	$3.9	$0.3	$—	$(25.0)

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$71.1	$8.4	$(0.7)	$3.3	2.7	$84.8
Provision for Income Taxes	7.0	2.4	8.5	0.9	0.9	19.8
Other – net	5.4	(10.9)	—	—		(5.5)
Interest Expense	9.3	—	—	—		9.3
Interest Income	(0.5)	—	—	—		(0.5)
Depreciation & Amortization	22.4	—	—	—		22.4
Adjusted EBITDA	$114.7	$—	$7.8	$4.2	3.6	$130.3

Three Months Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$66.3	$23.7	$3.3	$—	$—	$93.3
Provision for Income Taxes	19.3	7.1	0.7	0.0	0.0	27.2
Other – net	26.5	(30.8)	—	—	—	(4.3)
Interest Expense	11.8	—	0.0	—	—	11.8
Interest Income	(0.7)	—	—	—	—	(0.7)
Depreciation & Amortization	20.4	—	—	—	—	20.4
Adjusted EBITDA	$143.6	$—	$4.0	$—	$—	$147.6

Year Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$282.3	$8.4	$7.4	$5.8	2.7	$306.6
Provision for Income Taxes	66.4	2.4	13.8	1.7	0.9	85.1
Other – net	(5.0)	(10.9)	—	—		(15.9)
Interest Expense	39.5	—	—	—		39.5
Interest Income	(2.6)	—	—	—		(2.6)
Depreciation & Amortization	85.9	—	—	—		85.9
Adjusted EBITDA	$466.5	$—	$21.2	$7.4	3.6	$498.7

Year Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$246.3	$23.7	$7.8	$0.5	$—	$278.4
Provision for Income Taxes	75.1	7.1	1.7	0.2	0.0	84.1
Other – net	17.0	(30.8)	—	—	—	(13.8)
Interest Expense	47.0	—	0.0	—	—	47.0
Interest Income	(2.4)	—	—	—	—	(2.4)
Depreciation & Amortization	78.6	—	—	—	—	78.6
Adjusted EBITDA	$461.6	$—	$9.6	$0.7	$—	$471.9

EXHIBIT 1 (continued)
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended December 31, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$98.1	$2.6	$16.1	$116.7
Commercial Operations	$14.9	$4.3	$4.6	$23.7

Three Months Ended December 31, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$116.3	$1.0	$14.0	$131.3
Commercial Operations	$15.9	$0.9	$4.5	$21.3

Year Ended December 31, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$377.9	$3.0	$61.0	$441.9
Commercial Operations	$46.8	$9.1	$17.7	$73.6

Year Ended December 31, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$374.7	$1.4	$53.4	$429.4
Commercial Operations	$37.5	$4.7	$17.7	$60.0
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

	Three Months Ended December 31,
	2024	2023
Net Cash Provided By Operating Activities	$276.9	$221.8
Purchases of Property, Plant and Equipment	(52.5)	(50.8)
Free Cash Flow	$224.4	$171.0

	Year Ended December 31,
	2024	2023
Net Cash Provided By Operating Activities	$408.4	$363.7
Purchases of Property, Plant and Equipment	(153.6)	(151.3)
Free Cash Flow	$254.8	$212.4

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

BWX TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$746,267	$725,515	$2,703,654	$2,496,309
Costs and Expenses:
Cost of operations	571,894	536,966	2,048,447	1,875,716
Research and development costs	2,636	1,658	7,478	7,613
Losses on asset disposals and impairments, net	4,394	1,049	4,390	1,034
Selling, general and administrative expenses	90,693	74,594	318,663	279,694
Total Costs and Expenses	669,617	614,267	2,378,978	2,164,057
Equity in Income of Investees	15,612	11,945	55,931	50,807
Operating Income	92,262	123,193	380,607	383,059
Other Income (Expense):
Interest income	505	736	2,554	2,359
Interest expense	(9,285)	(11,836)	(39,475)	(47,036)
Other – net	(5,392)	(26,472)	5,034	(16,982)
Total Other Income (Expense)	(14,172)	(37,572)	(31,887)	(61,659)
Income before Provision for Income Taxes	78,090	85,621	348,720	321,400
Provision for Income Taxes	7,012	19,310	66,422	75,079
Net Income	$71,078	$66,311	$282,298	$246,321
Net Income Attributable to Noncontrolling Interest	(60)	(424)	(357)	(472)
Net Income Attributable to BWX Technologies, Inc.	$71,018	$65,887	$281,941	$245,849
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.78	$0.72	$3.08	$2.68
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.77	$0.72	$3.07	$2.68
Shares used in the computation of earnings per share:
Basic	91,596,519	91,686,671	91,572,674	91,619,156
Diluted	91,889,756	91,997,796	91,859,732	91,874,537

BWX TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:	(In thousands)
Net Income	$282,298	$246,321
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85,862	78,566
Income of investees, net of dividends	(10,598)	11,130
Losses on asset disposals and impairments - net	4,390	1,034
Provision for deferred taxes	19,845	(5,128)
Recognition of (gains) losses for pension and postretirement plans	14,147	34,087
Stock-based compensation expense	21,680	15,896
Other, net	(83)	(1,530)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(47,571)	462
Accounts payable	34,532	(9,025)
Retainages	21,514	(6,615)
Contracts in progress and advance billings on contracts	(7,155)	28,868
Income taxes	1,650	(4,786)
Accrued and other current liabilities	865	(9,754)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	881	(6,964)
Other, net	(13,829)	(8,861)
NET CASH PROVIDED BY OPERATING ACTIVITIES	408,428	363,701
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(153,647)	(151,286)
Acquisition of businesses	—	—
Purchases of securities	—	(2,343)
Sales and maturities of securities	—	5,996
Investments, net of return of capital, in equity method investees	(197)	—
Other, net	(717)	(8,009)
NET CASH USED IN INVESTING ACTIVITIES	(154,561)	(155,642)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	456,000	353,100
Repayments of long-term debt	(612,250)	(434,350)
Payment of debt issuance costs	—	—
Repurchases of common stock	(20,000)	—
Dividends paid to common shareholders	(88,349)	(84,974)
Cash paid for shares withheld to satisfy employee taxes	(7,570)	(7,592)
Settlements of forward contracts, net	19,591	3,689
Other, net	(207)	756
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(252,785)	(169,371)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(2,126)	1,937
TOTAL (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(1,044)	40,625
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	81,615	40,990
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$80,571	$81,615
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$72,426	$63,216
Income taxes (net of refunds)	$45,508	$84,478
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$17,537	$7,105

BWX TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS
ASSETS

	December 31,
	2024	2023
	(In thousands)
Current Assets:
Cash and cash equivalents	$74,109	$75,766
Restricted cash and cash equivalents	2,785	2,858
Investments	—	—
Accounts receivable – trade, net	99,112	70,180
Accounts receivable – other	53,199	16,339
Retainages	33,667	55,181
Contracts in progress	577,745	533,155
Other current assets	89,380	64,322
Total Current Assets	929,997	817,801
Property, Plant and Equipment, Net	1,278,161	1,228,520
Investments	10,609	9,496
Goodwill	287,362	297,020
Deferred Income Taxes	6,569	16,332
Investments in Unconsolidated Affiliates	99,403	88,608
Intangible Assets	165,325	185,510
Other Assets	92,498	103,778
TOTAL	$2,869,924	$2,747,065

BWX TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS’ EQUITY

	December 31,
	2024	2023
	(In thousands, except share and per share amounts)
Current Liabilities:
Current maturities of long-term debt	$12,500	$6,250
Accounts payable	158,077	126,651
Accrued employee benefits	77,234	64,544
Accrued liabilities – other	65,100	70,210
Advance billings on contracts	161,290	107,391
Total Current Liabilities	474,201	375,046
Long-Term Debt	1,042,970	1,203,422
Accumulated Postretirement Benefit Obligation	16,515	18,466
Environmental Liabilities	94,225	90,575
Pension Liability	82,602	82,786
Other Liabilities	79,007	43,469
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,320,295 and 128,065,521 shares at December 31, 2024 and 2023, respectively	1,283	1,281
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; no shares issued	—	—
Capital in excess of par value	228,889	206,478
Retained earnings	2,287,151	2,093,917
Treasury stock at cost, 36,869,498 and 36,537,695 shares at December 31, 2024 and 2023, respectively	(1,388,432)	(1,360,862)
Accumulated other comprehensive income (loss)	(48,211)	(7,463)
Stockholders' Equity – BWX Technologies, Inc.	1,080,680	933,351
Noncontrolling interest	(276)	(50)
Total Stockholders' Equity	1,080,404	933,301
TOTAL	$2,869,924	$2,747,065

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$595,000	$601,629	$2,183,040	$2,031,337
Commercial Operations	152,331	124,141	523,972	466,344
Eliminations	(1,065)	(255)	(3,358)	(1,372)
TOTAL	$746,266	$725,515	$2,703,654	$2,496,309

SEGMENT INCOME:
Government Operations	$98,059	$116,282	$377,875	$374,682
Commercial Operations	14,868	15,919	46,816	37,532
SUBTOTAL	$112,927	$132,201	$424,691	$412,214
Unallocated Corporate	(20,666)	(9,008)	(44,084)	(29,155)
TOTAL	$92,261	$123,193	$380,607	$383,059

DEPRECIATION AND AMORTIZATION:
Government Operations	$16,079	$14,035	$61,027	$53,388
Commercial Operations	4,554	4,467	17,708	17,745
Corporate	1,800	1,859	7,127	7,433
TOTAL	$22,433	$20,361	$85,862	$78,566

CAPITAL EXPENDITURES:
Government Operations	$28,050	$33,584	$81,063	$91,699
Commercial Operations	19,620	12,769	62,773	53,358
Corporate	4,850	4,435	9,811	6,229
TOTAL	$52,520	$50,788	$153,647	$151,286

BACKLOG:
Government Operations	$3,912,580	$3,216,673	$3,912,580	$3,216,673
Commercial Operations	929,880	780,974	929,880	780,974
TOTAL	$4,842,460	$3,997,647	$4,842,460	$3,997,647

BOOKINGS:
Government Operations	$1,762,228	$559,412	$2,878,808	$1,731,618
Commercial Operations	446,438	182,906	670,288	618,029
TOTAL	$2,208,666	$742,318	$3,549,096	$2,349,647